EXHIBIT 99.2

Equity One, Inc.
Supplemental Information Package

September 30, 2003

Equity One, Inc.
1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
September 30, 2003
(unaudited)

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia and the other states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant properties; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

On February 12, 2003, Equity One and IRT Property Company completed a statutory merger. The transaction has been accounted for as a purchase and the results of Equity One include the activity of the former IRT Property Company for the period from February 12, 2003 through September 30, 2003.

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY OPERATING INFORMATION
for the periods ended September 30, 2003 and 2002
(in thousands, except per share data)

	Three months ended		Nine months ended

	Sep 30, 2003	Sep 30, 2002	Sep 30, 2003	Sep 30, 2002

Total dividends paid per share	$0.28	$0.27	$0.82	$0.81

Funds from operations per share	$0.37	$0.39	$1.08	$1.08
Dividend / FFO payout ratio	75.7%	69.2%	75.9%	75.0%
FFO multiple (annualized if < 12 months)	11.5	9.0	11.8	6.5

Adjusted funds from operations per share	$0.33	$0.37	$1.01	$1.02
Dividend / AFFO payout ratio	84.8%	73.0%	81.2%	79.4%
AFFO multiple (annualized if < 12 months)	12.9	9.5	12.6	6.9

Income before minority interest	$17,476	$10,951	46,551	32,707
Income from discontinued operations	(1,421)	(1,617)	(4,036)	(10,439)
(Gain) loss on extinguishment of debt	—	(1,520)	623	(1,520)
Interest expense	10,167	5,208	28,598	16,616
Amortization of deferred financing fees	259	169	853	582
Rental property depreciation and amortization, excluding discontinued operations	7,535	3,428	19,576	9,953
Pro-rata share from unconsolidated joint ventures
Depreciation and amortization	83	152	383	466
Interest expense	189	367	889	1,103

EBITDA	$34,288	$17,138	$93,437	$49,468

Interest expense, including joint venture interest	$10,356	$5,575	$29,487	$17,719
EBITDA : interest coverage ratio	3.3	3.1	3.2	2.8
EBITDA margin (EBITDA/total rental revenues)	67.5%	68.6%	67.9%	67.7%

Net operating income (NOI) from continuing operations
Total rental revenue	$50,829	$24,987	$137,556	$73,042
Property operating expenses (1)	14,136	7,414	38,416	21,554

Net operating income	$36,693	$17,573	$99,140	$51,488

NOI margin (NOI/total rental income)	72.2%	70.3%	72.1%	70.5%

(1)	net of intercompany expenses.

Same property NOI (2)
Total rental revenue	$23,564	$22,767	$67,545	$65,997
Property operating expenses	7,357	7,196	20,652	20,054

Net operating income	$16,207	$15,571	$46,893	$45,943

Growth in same property NOI	4.1%		2.1%
Growth in same property NOI, excluding termination fees	4.8%		1.9%
Same property occupancy	88.6%	89.7%	88.2%	89.4%

(2)	Includes only those properties operated in the current and prior periods; excludes the effects of prior year expense recoveries and adjustments, if any.

General & administrative expenses	$2,737	$1,435	$7,936	$5,020
as % of total rental revenues	5.38%	5.74%	5.77%	6.87%
as % of total assets (annualized)	0.67%	0.80%	0.65%	0.93%

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY BALANCE SHEET INFORMATION
as of September 30, 2003 and December 31, 2002
(in thousands, except per share data)

	Sep 30, 2003	Dec 31, 2002

Closing market price	$17.00	$13.35
Dividend yield (based on current annualized dividend)	6.59%	8.09%
Book value per share (fully diluted, end of period)	$11.69	$10.00

Liquidity
Cash and cash equivalents	$—	$2,944

Cash held in escrow	$—	$5,933

Revolving credit facilities
Gross available under current credit facilities	345,000	81,703
less: Outstanding balance	(138,000)	(23,000)
Holdback for letters of credit	(1,378)	(1,073)
Escrowed for tax and insurance	—	(186)

Net available under credit facilities	$205,622	$57,444

Equity capitalization (end of period)
Common stock shares (in thousands)
Basic common stock shares	67,641.248	34,210.147
Diluted common shares
Unvested restricted common shares	675.094	330.335
Walden Woods shares	93.656	93.656
Northport operating partnership units	—	261.850
IRT Partners operating partnership units	734.266	—
Common stock options (treasury method, closing price)	429.934	113.248

Fully diluted common stock shares	69,574.198	35,009.236

Total debt (excluding unamortized premium)	$729,453	$355,143

Cash and cash equivalents, cash held in escrow	—	(8,877)
Securities held for sale	—	(912)

Net debt	729,453	345,354
Equity market capitalization (fully diluted, end of period)	1,182,761	467,373

Total market capitalization	$1,912,214	$812,727

Net debt to total market capitalization	38.1%	42.5%

Gross real estate investments	$1,610,695	$718,864
Net debt to gross real estate investments	45.3%	48.0%

Fixed rate debt (excluding unamortized premium)	$591,453	$307,508
Variable rate debt — hedged	70,000	—
Variable rate debt — unhedged	68,000	47,635
Total debt	$729,453	$355,143

% Fixed rate debt	81.1%	86.6%
% Variable rate debt — hedged	9.6%	0.0%
% Variable rate debt — unhedged	9.3%	13.4%

Weighted-average interest rate on mortgage debt	7.43%	7.52%
Weighted-average interest rate on senior unsecured notes	7.55%	N/A
Weighted-average interest rate on revolving credit facilities	2.17%	N/A

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
for the periods ended September 30, 2003 and 2002
(in thousands, except per share data)

	Three months ended		Nine months ended

	Sep 30, 2003	Sep 30, 2002	Sep 30, 2003	Sep 30, 2002

Rental revenue:
Minimum rents	$39,503	$19,019	$105,708	$54,407
Expense recoveries	10,698	5,572	29,247	16,790
Termination fees	304	284	801	518
Percentage rent payments	324	112	1,800	1,327

Total rental revenue	50,829	24,987	137,556	73,042

Costs and expenses:
Property operating expenses	14,136	7,414	38,416	21,554
Interest expense	10,167	5,208	28,598	16,616
Amortization of deferred financing fees	259	169	853	582
Rental property depreciation and amortization	7,535	3,428	19,576	9,953
General and administrative expenses	2,737	1,435	7,936	5,020

Total costs and expenses	34,834	17,654	95,379	53,725

Income before other income and expenses, discontinued operations and minority interest	15,995	7,333	42,177	19,317
Other income and expenses:
Investment income	66	452	940	1,257
Other income	48	48	138	183
Equity in loss of joint ventures	(54)	(19)	(117)	(9)
Gain (loss) on extinguishment of debt	—	1,520	(623)	1,520

Income before discontinued operations and minority interest	16,055	9,334	42,515	22,268

Discontinued operations:
Income from operations of sold properties	212	526	953	2,245
Gain on disposal of income producing properties	1,209	1,091	3,083	8,194

Total income from discontinued operations	1,421	1,617	4,036	10,439

Income before minority interest	17,476	10,951	46,551	32,707
Minority interest	(227)	(25)	(606)	(76)

Net income	$17,249	$10,926	$45,945	$32,631

Basic earnings per share Income before discontinued operations	$0.25	$0.27	$0.73	$0.69
Income from discontinued operations	0.02	0.05	0.07	0.32

Net income	$0.27	$0.32	$0.80	$1.01

Diluted earnings per share
Income before discontinued operations	$0.25	$0.27	$0.72	$0.68
Income from discontinued operations	0.02	0.05	0.07	$0.32

Net income	$0.27	$0.32	$0.79	$1.00

Weighted average shares outstanding
Basic	63,777	33,926	57,348	32,195

Diluted	65,523	34,785	58,977	32,956

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended September 30, 2003
(in thousands, except per share data)

	Three months ended			Nine months ended
	Sep 30, 2003			Sep 30, 2003

	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental revenue:
Minimum rents	$39,503	$251	$39,754	$105,708	$886	$106,594
Expense recoveries	10,698	22	10,720	29,247	68	29,315
Termination fees	304	—	304	801	—	801
Percentage rent payments	324	—	324	1,800	—	1,800

Total rental revenue	50,829	273	51,102	137,556	954	138,510

Costs and expenses:
Property operating expenses	14,136	66	14,202	38,416	167	38,583
Interest expense	10,167	131	10,298	28,598	328	28,926
Amortization of deferred financing fees	259	—	259	853	1	854
Rental property depreciation and amortization	7,535	39	7,574	19,576	130	19,706
General and administrative expenses	2,737	—	2,737	7,936		7,936

Total costs and expenses	34,834	236	35,070	95,379	626	96,005

Income before other income and expenses, discontinued operations and minority interest	15,995	37	16,032	42,177	328	42,505
Other income and expense:
Investment income	66	—	66	940	—	940
Other income	48	—	48	138	—	138
Equity in income (loss) of joint ventures	(54)	175	121	(117)	625	508
Loss on extinguishment of debt	—	—	—	(623)	—	(623)

Income before discontinued operations and minority interest	16,055	212	16,267	42,515	953	43,468

Discontinued operations:
Income from operations of sold properties	212	(212)		953	(953)
Gain on disposal of income producing properties	1,209	—	1,209	3,083	—	3,083

Income from discontinued operations	1,421	(212)	1,209	4,036	(953)	3,083

Income before minority interest	17,476	—	17,476	46,551	—	46,551
Minority interest	(227)	—	(227)	(606)	—	(606)

Net income	$17,249	$—	$17,249	$45,945	$—	$45,945

Note: The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended September 30, 2002
(in thousands, except per share data)

	Three months ended			Nine months ended
	Sep 30, 2002			Sep 30, 2002

	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental revenue:
Minimum rents	$19,019	$622	$19,641	$54,407	$2,812	$57,219
Expense recoveries	5,572	120	5,692	16,790	432	17,222
Termination fees	284	—	284	518	25	543
Percentage rent payments	112	—	112	1,327	—	1,327

Total rental revenue	24,987	742	25,729	73,042	3,269	76,311

Costs and expenses:
Property operating expenses	7,414	153	7,567	21,554	791	22,345
Interest expense	5,208	47	5,255	16,616	262	16,878
Amortization of deferred financing fees	169	59	228	582	67	649
Rental property depreciation and amortization	3,428	104	3,532	9,953	351	10,304
General and administrative expenses	1,435	—	1,435	5,020	—	5,020

Total costs and expenses	17,654	363	18,017	53,725	1,471	55,196

Income before other income and expenses, discontinued operations and minority interest	7,333	379	7,712	19,317	1,798	21,115
Other income and expenses:
Investment income	452	—	452	1,257	—	1,257
Other income	48	2	50	183	2	185
Equity in income (loss) of joint ventures	(19)	145	126	(9)	445	436
Gain on extinguishment of debt	1,520	—	1,520	1,520	—	1,520

Income before discontinued operations and minority interest	9,334	526	9,860	22,268	2,245	24,513

Discontinued operations:
Income from operations of sold properties	526	(526)	—	2,245	(2,245)	—
Gain on disposal of income producing properties	1,091	—	1,091	8,194	—	8,194

Total income from discontinued operations	1,617	(526)	1,091	10,439	(2,245)	8,194

Income before minority interest	10,951	—	10,951	32,707	—	32,707
Minority interest	(25)	—	(25)	(76)	—	(76)

Net income	$10,926	$—	$10,926	$32,631	$—	$32,631

Note: The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended September 30, 2003 and 2002
(in thousands, except per share data)

	Three months ended		Nine months ended

	Sep 30, 2003	Sep 30, 2002	Sep 30, 2003	Sep 30, 2002

Net income	$17,249	$10,926	$45,945	$32,631
Adjustments:
Rental property depreciation and amortization, including discontinued operations	7,574	3,532	19,706	10,304
Gain on disposal of income producing properties	(1,209)	(1,091)	(3,083)	(8,194)
Minority interest	227	25	606	76
Other items:
Interest on convertible partnership units	—	64	43	194
Pro-rata share of real estate depreciation from joint ventures	83	152	383	466

Funds from operations (FFO)	$23,924	$13,608	$63,600	$35,477

Increase	75.8%		79.3%
FFO per share (diluted)	$0.37	$0.39	$1.08	$1.08
Decrease	-5.1%		0.0%

Adjusted funds from operations (AFFO)
Funds from operations	$23,924	$13,608	$63,600	$35,477
less:
Straight line rents	402	248	1,212	313

Recurring capital expenditures
Tenant improvements	372	120	707	463
Leasing commissions and costs	897	162	1,428	504
Other capital expenditures	626	76	933	594

Total recurring capital expenditures	1,895	358	3,068	1,561

Adjusted funds from operations	$21,627	$13,002	$59,320	$33,603

Increase	66.3%		76.5%
AFFO per share (diluted)	$0.33	$0.37	$1.01	$1.02
Decrease	-10.8%		-1.0%

Weighted average diluted shares	65,523	34,785	58,977	32,956

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
as of September 30, 2003 and December 31, 2002
(in thousands, except per share data)

	Sep 30, 2003	Dec 31, 2002

Assets
Properties
Income producing	$1,557,967	$682,941
Less: accumulated depreciation	(59,274)	(40,433)

Rental property	1,498,693	642,508
Construction in progress and land held for development	42,185	35,923
Property held for sale	10,543

Rental property	1,498,693	642,508
Properties, net	1,551,421	678,431
Cash and cash equivalents	—	2,944
Cash held in escrow	—	5,933
Accounts and other receivables, net	10,105	7,053
Investments in and advances to joint ventures	2,869	10,021
Goodwill	22,535	2,276
Other assets	36,244	23,411

Total	$1,623,174	$730,069

Liabilities and stockholders’ equity
Liabilities
Mortgage notes payable	$441,453	$332,143
Unsecured revolving credit facilities	138,000	—
Secured revolving credit facilities	—	23,000
Unsecured senior notes payable	150,000	—

Total debt	729,453	355,143
Unamortized premium on notes payable	23,047	—

Total notes payable	752,500	355,143
Accounts payable and accrued expenses	35,335	14,760
Tenant security deposits	7,054	4,342
Other liabilities	2,173	1,724

Total liabilities	797,062	375,969

Minority interest	12,755	3,869

Stockholders’ equity
Common stock	683	345
Additional paid-in capital	828,147	355,450
Retained earnings	541	5,969
Accumulated other comprehensive loss	(1,994)	(46)
Unamortized restricted stock compensation	(10,413)	(4,375)
Notes receivable from issuance of common stock	(3,607)	(7,112)

Total stockholders’ equity	813,357	350,231

Total	$1,623,174	$730,069

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of September 30, 2003
(in thousands)

	Maturity		Sep 30, 2003	Dec 31, 2002
Property	date	Rate (1)	balance	balance

Fixed rate mortgage debt
Lantana Village	02/15/05	6.950%	$3,707	$3,816
Elmwood Oaks	06/01/05	8.375%	7,500	—
Benchmark Crossing	08/01/05	9.250%	3,334	3,393
Sterling Plaza	09/01/05	8.750%	4,008	4,083
Townsend Square	10/01/05	8.500%	4,867	4,922
Green Oaks	11/01/05	8.375%	3,042	3,100
Melbourne Plaza	11/01/05	8.375%	1,758	1,792
Oak Hill (*)	01/01/06	7.625%	—	2,016
Walden Woods	08/01/06	7.875%	2,414	2,492
Big Curve	10/01/06	9.190%	5,467	5,552
Highland Square	12/01/06	8.870%	4,070	4,135
Park Northern	12/01/06	8.370%	2,308	2,377
Crossroads Square f/k/a University Mall	12/01/06	8.440%	12,554	12,680
Rosemeade	12/01/07	8.295%	3,196	3,244
Colony Plaza	01/01/08	7.540%	3,025	3,053
Parkwood (2)	01/01/08	7.280%	6,217	6,277
Richwood (2)	01/01/08	7.280%	3,203	3,234
Commonwealth	02/15/08	7.000%	2,782	2,864
Mariners Crossing	03/01/08	7.080%	3,392	3,425
Pine Island/Ridge Plaza	07/01/08	6.910%	25,025	25,274
Forestwood	01/01/09	5.070%	7,325	7,425
Shoppes of North Port	02/08/09	6.650%	4,132	4,201
Prosperity Centre	03/01/09	7.875%	6,478	6,730
North Village Center	03/15/09	8.130%	1,518	—
Shoppes of Ibis	09/01/09	6.730%	5,907	6,031
Tamarac Town Square	10/01/09	9.190%	6,226	—
Park Promenade	02/01/10	8.100%	6,317	6,360
Skipper Palms	03/01/10	8.625%	3,564	3,585
Jonathan’s Landing	05/01/10	8.050%	2,909	2,932
Bluff’s Square	06/01/10	8.740%	10,106	10,162
Kirkman Shoppes	06/01/10	8.740%	9,543	9,596
Ross Plaza	06/01/10	8.740%	6,656	6,693
Boynton Plaza	07/01/10	8.030%	7,511	7,561
Pointe Royale	07/15/10	7.950%	4,592	4,763
Plymouth Park East 1 (3)	08/01/10	8.250%	151	154
Plymouth Park East 2 (3)	08/01/10	8.250%	454	463
Plymouth Park North (3)	08/01/10	8.250%	8,099	8,260
Plymouth Park South (3)	08/01/10	8.250%	605	617
Plymouth Park Story North (3)	08/01/10	8.250%	372	380
Plymouth Park West (3)	08/01/10	8.250%	2,420	2,468

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of September 30, 2003
(in thousands)

	Maturity		Sep 30, 2003	Dec 31, 2002
Property	date	Rate(1)	balance	balance

Shops at Skylake	08/01/10	7.650%	$14,715	$14,964
Parkwest Crossing	09/01/10	8.100%	4,739	—
Spalding Village	09/01/10	8.190%	10,610	—
Minyards	11/01/10	8.320%	2,520	2,546
Charlotte Square	02/01/11	9.190%	3,629	—
Forest Village	04/01/11	7.270%	4,500	4,533
Boca Village	05/01/11	7.200%	8,320	8,382
Heritage Walk	05/01/11	7.250%	7,050	—
MacLand Pointe	05/01/11	7.250%	5,875	—
Pine Ridge Square	05/01/11	7.020%	7,374	—
Sawgrass Promenade	05/01/11	7.200%	8,320	8,382
Presidential Markets	06/01/11	7.650%	27,485
Plaza Del Rey (*)	09/01/11	8.125%	—	2,202
Lake Mary	11/01/11	7.250%	24,590	24,763
Lake St. Charles	11/01/11	7.130%	3,883	3,911
Marco Town Center	01/01/12	6.700%	8,768	8,875
Riverside Square	03/01/12	9.190%	7,718	—
Cashmere	11/01/12	5.880%	5,270	5,343
Eastwood	11/01/12	5.880%	6,279	6,366
Meadows	11/01/12	5.870%	6,599	6,690
Lutz Lake	12/01/12	6.280%	7,500	—
Summerlin Square	02/01/14	6.750%	3,964	4,156
Bird Ludlum	02/15/15	7.680%	10,440	10,857
Treasure Coast	04/01/15	8.000%	4,869	—
Shoppes of Silverlakes	07/01/15	7.750%	2,818	—
West Lakes Plaza (*)	06/01/16	7.875%	—	4,979
Grassland Crossing	12/01/16	7.870%	6,022	—
Mableton Crossing	08/15/18	6.850%	4,179	—
Atlantic Village (*)	11/01/18	6.850%	—	4,449
Chastain Square	02/28/24	6.500%	3,941	—
Daniel Village	02/28/24	6.500%	4,308	—
Douglas Commons	02/28/24	6.500%	5,132	—
Fairview Oaks	02/28/24	6.500%	4,857	—
Madison Centre	02/28/24	6.500%	3,942	—
Paulding Commons	02/28/24	6.500%	6,691	—
Siegen Village	02/28/24	6.500%	4,354	—
Wesley Chapel Crossing	02/28/24	6.500%	3,438	—
Total fixed rate mortgage debt (73 loans)	6.61 years	7.43%	$441,453	$307,508
Interest premium	(wtd-avg maturity)	(wtd-avg rate)	9,797	-

Total fixed rate mortgage debt (including interest premium)			$451,250	$307,508

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of September 30, 2003
(in thousands)

	Maturity		Sep 30, 2003	Dec 31, 2002
Property	date	Rate(1)	balance	balance

Fixed rate unsecured senior notes payable
7.77% senior notes	04/01/06	7.77%	$50,000	$—
7.25% senior notes	08/15/07	7.25%	75,000	—
7.84% senior notes	01/23/12	7.84%	25,000	—

Total fixed rate unsecured senior notes payable	4.21 years	7.55%	150,000	—
Interest Premium		(wtd-avg rate)	13,250	—

Total fixed rate unsecured senior notes payable (including interest premium)			$163,250	$-

Total fixed rate debt			$591,453	$307,508
Interest Premium			23,047	—

Total fixed rate debt (including interest premium)			$614,500	$307,508

Variable rate mortgage debt
Comerica (**)	02/28/04	NA	—	24,635

Total variable rate mortgage debt			$—	$24,635

Revolving credit facilities
$340MM Wells Fargo Unsecured (4)	02/12/06	2.17%	138,000	—
$5MM City National Bank Unsecured	08/13/04	NA	—	—
Wells Fargo Secured (**)	02/26/05	NA	—	23,000

Total revolving credit facilities			$138,000	$23,000

Total variable rate debt			$138,000	$47,635

Total debt			$729,453	$355,143
Interest Premium			23,047	—

Total debt (including interest premium)			$752,500	$355,143

Senior Unsecured Debt Ratings
Moody’s			Baa3 (Stable)	NA
S&P			BBB- (Stable)	NA

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of September 30, 2003
(in thousands)

	Secured Debt		Unsecured Debt

Maturity schedule	Scheduled	Balloon	Revolving	Senior
by year	amortization	payments (5)	Credit Facilities	Notes	Total

2003	$2,156	$—	$—	$—	$2,156
2004	8,954	—	—	—	8,954
2005	9,415	27,180	—	—	36,595
2006	9,654	24,758	138,000	50,000	222,412
2007	9,740	2,864	—	75,000	87,604
2008	9,779	40,104	—	—	49,883
2009	9,134	24,332	—	—	33,466
2010	8,003	80,848	—	—	88,851
2011	6,035	90,432	—	—	96,467
2012	4,987	34,683	—	25,000	64,670
Thereafter	33,361	5,034	—	—	38,395

Total	$111,218	$330,235	$138,000	$150,000	$729,453

(1)	The rate in effect on September 30, 2003.

(2)	The mortgage balances for Parkwood and Richwood represent the future minimum lease payments (net of imputed interest) attributable to lease payments on these two properties, both of which are owned pursuant to capital lease obligations.

(3)	All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.

(4)	The indicated rate includes the effect of interest rate swaps, if any.

(5)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available.

(*)	This loan was repaid in full, subject to a prepayment penalty in January 2003.

(**)	Concurrent with the IRT merger this revolving credit facility or variable rate loan was repaid.

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of September 30, 2003

					number
					of tenants		Supermarket anchor

		Year	Total								Average
		built/	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

ALABAMA (3)
Madison Centre	Madison	1997	64,837	96.3%	11	1	37,912		Publix (6/1/2017)	Rite Aid	$9.56
Stadium Plaza	Phenix City	1988	70,475	100.0%	21	0	30,625		Piggly Wiggly (1/31/2008)	CVS Pharmacy	7.63
West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	100.0%	9	0	44,000		Winn-Dixie (7/19/2015)	Rite Aid	7.14

TOTAL SHOPPING CENTERS ALABAMA (3)			199,690	98.8%	41	1	112,537	0			$8.08

ARIZONA (3)
Big Curve	Yuma	1969 / 1996	126,402	93.4%	30	3		60,000	Albertsons	Walgreens* (Arizona Drug), Miller’s Outpost	9.82
Park Northern	Phoenix	1982 / 1996	126,852	93.9%	22	3	51,511		Safeway (5/31/2008)	Bealls, Chuck E Cheese	6.65
Southwest Walgreens	Phoenix	1975 / 1998	93,402	52.8%	15	3				Walgreens	10.75

TOTAL SHOPPING CENTERS ARIZONA (3)			346,656	82.6%	67	9	51,511	60,000			$8.66

FLORIDA (73)
North Florida (12)
Atlantic Village	Atlantic Beach	1984 / 1998	100,559	90.2%	23	2	39,795		Publix (10/31/2008)	JoAnn Fabrics	9.96
Beauclerc Village	Jacksonville	1962 / 1988	70,429	86.9%	10	1				Big Lots, Goodwill, Bealls Outlet	7.39
Commonwealth	Jacksonville	1984 / 1998	81,467	95.6%	15	1	48,997		Winn-Dixie (2/28/2018)		8.28
Forest Village	Tallahassee	2000	71,526	96.5%	15	2	37,866		Publix (4/30/2020)		10.18
Ft. Caroline	Jacksonville	1985 / 1995	74,546	100.0%	13	0	45,500		Winn-Dixie (5/31/2015)	Eckerd* (Bealls Outlet)	7.41
Losco	Jacksonville	2000	8,700	100.0%	8	0		45,820	Winn-Dixie		18.75
Mandarin Landing	Jacksonville	1976 / 2000	141,565	96.3%	34	3	34,400		Publix (2/14/2007)	Office Depot, Eckerd	9.07
Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0	46,772		Winn-Dixie (3/27/2005)	Eckerd	6.80
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix (5/11/2005)	Walgreens* (Bonus Dollar)	6.86
Parkmore Plaza	Milton	1986	159,067	98.5%	12	1				Wal-Mart*(Bealls), Big Lots	4.55
Pensacola Plaza	Pensacola	1985	56,098	91.4%	2	1	42,848		FoodWorld (12/31/2005)		4.27
South Beach	Jacksonville Beach	1990, 1991	289,964	95.5%	43	7	29,000		Food Lion (3/31/2010)	Kmart, Stein Mart, Bealls	9.28
Central Florida (10)
Alafaya Commons	Orlando	1987	123,133	97.9%	27	2	54,230		Publix (11/30/2007)		11.46
Conway Crossing	Orlando	2002	76,321	100.0%	18	0	44,271		Publix (4/30/2022)		11.39
Shoppes of Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix (11/1/2017)		11.16
Eustis Square	Eustis	1983 / 1997	126,791	68.4%	18	10	15,872		Save-a-Lot (5/31/2013)	Walgreens* (Bealls Outlet)	6.81
Hunters Creek	Orlando	1998	68,032	94.3%	7	3	51,225		Winn-Dixie (9/23/2018)		10.32
Kirkman Shoppes	Orlando	1973	88,820	96.1%	29	2				Eckerd	14.08
Lake Mary	Orlando	1988 / 2001	342,384	96.5%	62	25	63,139		Albertsons (6/30/2012)	Kmart, Euro Fitness, Sun Star Theatres	10.76
Park Promenade	Orlando	1987 / 2000	125,818	97.0%	24	2	55,000		Publix (2/9/2007)	Orange County Library, Blockbuster, Goodwill	9.36
Town & Country	Kissimmee	1993	72,043	100.0%	13	0	52,883		Albertsons (10/31/2018)		7.18
Unigold	Winter Park	1987	106,185	100.0%	21	0	52,500		Winn-Dixie (4/30/2007)	World Gym	9.85
Florida West Coast (17)
Bay Pointe Plaza	St. Petersburg	1984 / 2002	97,390	91.6%	18	6	46,014		Publix (11/30/2021)	Eckerd* (Bealls), West Marine	10.29
Carrollwood	Tampa	1970 / 2002	94,203	86.5%	29	7	27,887		Publix (11/30/2022)	Eckerd	10.79
Charlotte Square	Port Charlotte	1980	96,188	98.1%	26	1	44,024		Publix (1/31/2011)	Seafood Buffet	7.83
Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890		Publix (5/27/2012)	Eckerd	10.93
East Bay Plaza	Largo	1985 / 1997	85,426	57.2%	19	3		53,000	Albertsons	Family Dollar, Hollywood Video	9.90
Lake St. Charles	Tampa	1999	57,015	97.9%	7	1	46,295		Kash n’ Karry (6/30/2019)		9.64
Lutz Lake	Lutz	2002	64,985	100.0%	15	0	44,270		Publix		13.61

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of September 30, 2003

					number
					of tenants		Supermarket anchor

		Year	Total								Average
		built/	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

									(5/31/2022)
Florida West Coast (continued)
Marco Town Center	Marco Island	2001	109,830	94.4%	39	6	27,887		Publix (1/31/2018)		$16.05
Mariners Crossing	Spring Hill	1989 / 1999	85,507	92.4%	12	3	48,315		Kash n’ Karry (4/30/2020)		7.92
North River Village Center	Ellenton	1988, 1993	177,128	100.0%	16	0	42,112		Publix (7/20/2008)	Kmart, Walgreens* (Dollar Tree), Bealls	7.23
Regency Crossing	Port Richey	1986 / 2001	85,864	89.9%	17	7	44,270		Publix (2/28/2021)		10.55
Ross Plaza	Tampa	1984 / 1996	85,359	90.4%	18	2				Walgreens*, Ross Dress for Less	9.98
Seven Hills	Spring Hill	1991	64,590	100.0%	12	0	48,890		Publix (9/25/2011)		9.60
Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890		Publix (12/11/2011)	Bealls Outlet	9.66
Skipper Palms	Tampa	1984	88,000	94.3%	15	2	53,440		Winn-Dixie (5/31/2016)		8.51
Summerlin Square	Fort Myers	1986 / 1998	109,156	92.4%	22	6	45,500		Winn-Dixie (6/4/2006)	Eckerd	10.16
Venice Plaza	Venice	1971, 1979 / 1999	159,473	63.6%	13	5	42,582		Kash n’ Karry (9/30/2018)	TJ Maxx	5.18
Florida Treasure Coast (8)
Bluffs Square	Jupiter	1986	132,395	97.4%	46	4	39,795		Publix (10/22/2006)	Walgreens	11.44
Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	18	0	59,448		Albertsons (4/30/2025)		7.93
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	18.41
New Smyrna Beach	New Smyrna Beach	1987	118,451	92.7%	30	4	42,112		Publix (9/30/2007)	Walgreens* (Bealls), Burke’s	9.96
Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Scotty’s, Staples)	7.92
Ryanwood	Vero Beach	1987	114,925	99.0%	31	1	39,795		Publix (3/23/2017)	Bealls Outlet, Books-A-Million	9.44
Salerno Village	Stuart	1987	58,804	95.6%	15	3	31,503		Winn Dixie (9/21/2007)	Eckerd	6.60
Treasure Coast	Vero Beach	1983	133,781	93.0%	20	5	59,450		Winn Dixie (4/12/2015)	TJ Maxx	8.55
South Florida / Atlantic Coast (26)
Bird Ludlum	Miami	1988 / 1998	192,282	96.9%	47	1	44,400		Winn-Dixie (12/31/2007)	Eckerd, Blockbuster, Goodwill	14.77
Boca Village	Boca Raton	1978	93,428	97.6%	21	1	36,000		Publix (3/31/2007)	Eckerd	14.55
Boynton Plaza	Boynton Beach	1978 / 1999	99,324	87.3%	25	4	37,664		Publix (8/31/2003)	Eckerd	9.85
Countryside Shops	Cooper City	1986, 1988, 1991	179,561	98.6%	44	2	39,795		Publix (12/4/2005)	Eckerd*, Stein Mart	12.17
Crossroads Square f/k/a University Mall	Ft. Lauderdale	1973	262,247	86.7%	17	10				Lowe’s (under construction), Eckerd	6.80
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.05
Epsilon	W. Palm Beach	1925 / 1997	18,707	24.6%	3	2					15.72
Greenwood	Palm Springs	1982, 1994	132,325	91.3%	29	6	50,032		Publix (12/5/2014)	Bealls, World Savings Bank	11.81
Lago Mar	Miami	1995	82,613	92.3%	19	2	42,323		Publix (9/13/2015)		12.64
Lantana Village	Lantana	1976 / 1999	175,480	99.0%	23	3	39,473		Winn-Dixie (2/15/2011)	Kmart, Rite Aid* (Dollar Store)	6.52
Meadows	Miami	1997	75,524	100.0%	20	0	47,955		Publix (7/9/2017)		12.40
Pine Island	Davie	1983 / 1999	254,907	97.4%	44	2	39,943		Publix (11/30/2013)	Home Depot Expo, Rite Aid* (Bealls Outlet)	9.38
Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	99.2%	34	1	17,441		Fresh Market (6/30/2009)	Bed Bath & Beyond, Off Main Furniture	12.95
Plaza Alegre	Miami	2003	88,111	93.5%	16	4	44,271		Publix (3/14/2023)	Goodwill	14.06
Plaza Del Rey	Miami	1985 / 1996	50,146	100.0%	23	0				Navarro Pharmacy	12.96
Point Royale	Miami	1970 / 2000	209,863	93.9%	23	3	45,350		Winn-Dixie (2/18/2011)	Best Buy, Eckerd* (Linen Supermarket)	6.51
Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine’s, TJ Maxx	14.80
Ridge Plaza	Davie	1984 / 1999	155,204	95.4%	25	4		(see Pine Island)	Publix	AMC Theater, Kabooms, Republic Security Bank, Uncle Funny’s, Round Up	8.91
Riverside Square	Coral Springs	1987	107,941	92.9%	31	4	39,795		Publix (2/18/2007)		13.21
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	93.7%	27	2	36,464		Publix (11/30/2004)	Walgreens, Blockbuster	11.07
Sheridan	Hollywood	1973 / 1991	455,864	98.1%	61	5	65,537		Publix (10/9/2011)	Ross, Bed Bath & Beyond, Eckerd, Spirit of America*	13.10

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of September 30, 2003

					number
					of tenants		Supermarket anchor

		Year	Total								Average
		built/	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

South Florida / Atlantic Coast (continued)
Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix (4/30/2019)		$12.38
Shops at Skylake	North Miami Beach	1999-2003	174,199	99.4%	43	1	51,420		Publix (7/31/2019)	Goodwill, Blockbuster	15.14
Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,638	97.8%	35	2	47,813		Publix (6/14/2015)		15.86
Tamarac Town Square	Tamarac	1987	127,635	83.4%	27	12	37,764		Publix (12/15/2014)		10.33
West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie (10/31/2016)	Navarro Pharmacy	10.81

TOTAL SHOPPING CENTERS FLORIDA (73)			8,390,000	94.3%	1,639	199	2,598,050	152,670			$10.30

Georgia (23)
Atlanta (16)
Butler Creek	Acworth	1990	95,597	98.7%	19	1	59,997		Kroger (06/30/2018)		10.81
Chastain Square	Atlanta	1981 / 2001	91,637	87.7%	21	7	37,366		Publix (5/31/2024)		15.67
Commerce Crossing	Commerce	1988	100,668	90.4%	7	3	32,000		Ingles (9/26/2009)	Wal-Mart*	4.04
Douglas Commons	Douglasville	1988	97,027	98.6%	18	1	59,431		Kroger (8/31/2013)		9.98
Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger (9/30/2016)		11.10
Grassland Crossing	Alpharetta	1996	90,906	95.9%	13	1	70,086		Kroger (6/30/2016)		11.58
Mableton Crossing	Mableton	1997	86,819	94.5%	15	3	63,419		Kroger (8/31/2017)		10.03
Macland Pointe	Marietta	1992, 1993	79,699	96.6%	15	2	55,999		Publix (12/29/2012)		10.02
Market Place	Norcross	1976	77,706	93.7%	20	3				Peachtree Cinema	7.39
Paulding Commons	Dallas	1991	192,391	100.0%	31	0	49,700		Kroger (2/28/2011)	Kmart	8.19
Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	87.5%	21	3				Micro Center	10.41
Presidential Markets	Snellville	1993-2000	396,408	100.0%	40	0	56,146		Publix (12/31/2019)	Bed Bath & Beyond, GAP, Shoe Carnival, Marshalls	10.20
Shops of Huntcrest	Lawrenceville	2003	97,040	88.5%	18	8	54,340		Publix (1/31/2023)		12.13
Wesley Chapel Crossing	Decatur	1989	170,792	99.1%	24	1	32,000		Ingles (9/25/2009)	Wal-Mart, CVS Pharmacy	6.72
West Towne Square	Rome	1988	89,596	88.6%	15	3				Big Lots, Eckerd*	5.70
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	92.9%	24	3					17.51
Central Georgia (5)
Daniel Village	Augusta	1956 / 1997	171,932	91.9%	33	6	45,971		Bi-Lo (3/25/2022)	Eckerd*, St. Joseph Home Health Care	7.81
Heritage Walk	Milledgeville	1991, 1992	159,991	100.0%	12	0	46,676		Kroger (3/312020)	Kmart	6.04
Spalding Village	Griffin	1989	235,318	60.1%	23	5	59,431		Kroger (5/31/2014)	JC Penney	7.74
Walton Plaza	Augusta	1990	43,460	97.2%	7	1	32,960		Harris Teeter* (Omni Fitness) (4/1/2011)		9.53
Watson Central	Warner Robins	1989	227,747	83.2%	10	19	45,000		Winn-Dixie* (12/5/2010)	Wal-Mart* (Big Lots)	5.04
South Georgia (2)
Colony Square	Fitzgerald	1987	50,000	96.4%	7	1	32,200		Food Lion (12/31/2007)		6.69
McAlphin Square	Savannah	1979	176,807	94.4%	24	2	43,600		Kroger (8/31/2015)	US Post Office, Big Lots, In Fashion Menswear Outlet	7.23

TOTAL SHOPPING CENTERS GEORGIA (23)			2,939,994	92.0%	430	73	930,820	0			$8.71

KENTUCKY (1)
Scottsville Square	Bowling Green	1986	38,450	91.0%	9	3				Hancock Fabrics, Zap Zone	6.76

TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	91.0%	9	3	0	0			$6.76

LOUISIANA (16)
Ambassador Row	Lafayette	1980, 1991	193,978	98.5%	23	2				Hobby Lobby, Conn’s Appliances, Big Lots, Chuck E Cheese	7.88
Ambassador Row Courtyards	Lafayette	1986, 1991	158,783	81.2%	20	10				Marshalls, Bed Bath & Body, Hancock Fabrics	8.61
Bluebonnet Village	Baton Rouge	1983	90,215	80.0%	19	3	33,387		Matheme’s (11/30/2010)		8.47
The Boulevard	Lafayette	1976, 1994	68,012	59.7%	9	6				Piccadilly, Harbor Freight Tools	8.12

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of September 30, 2003

					number
					of tenants		Supermarket anchor

		Year	Total								Average
		built/	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

LOUISIANA (continued)
Country Club Plaza	Slidell	1982 / 1994	64,686	94.6%	10	1	33,387		Winn-Dixie (1/31/2008)	Dollar General	$5.76
The Crossing	Slidell	1988, 1993	113,989	97.4%	13	2	58,432		Albertsons (9/29/2009)	A-1 Home Appliance, Piccadilly	5.50

Elmwood Oaks	Harahan	1989	133,995	91.0%	7	1				Wal-Mart* (Academy Sports, Dollar Tree), A-1 Appliance, Advance Auto* (Goodwill)	9.00
Grand Marche	Lafayette	1969	200,585	100.0%	1	0			Piggly Wiggly	Academy Sports	0.14
Millervillage	Baton Rouge	1983, 1992	94,559	36.1%	11	3				Rite Aid	8.19
Pinhook Plaza	Lafayette	1979, 1992	194,725	31.4%	20	11				Rite Aid	8.20
Plaza Acadienne	Eunice	1980	105,419	100.0%	8	0	28,092		Super 1 Store (6/30/2005)	Fred’s, Howard Brothers	3.58

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	97.7%	9	1	22,500		Piggly Wiggly (2/28/2007)	Burke’s Outlet, Harbor Freight Tools, Blockbuster	6.14
Siegen Village	Baton Rouge	1988	174,578	90.8%	18	4				Office Depot, Big Lots, Stage, Party City	8.26
Tarpon Heights	Galliano	1982	56,605	46.8%	7	3				Eckerd	5.98

Village at Northshore	Slidell	1988	144,638	100.0%	12	0				Service Merchandise* (Marshalls), Kirschman’s, Bed Bath & Beyond	7.63
Wal-Mart Stores, Inc.	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (16)			1,926,097	82.4%	188	47	175,798	0			$6.30

MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	7	0				Rite Aid, Big Lots	5.72

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	7	0	0	0			$5.72

NORTH CAROLINA (12)
Centre Pointe Plaza	Smithfield	1989	160,442	76.0%	17	1				Wal-Mart* (Belk’s, Goody’s)	5.84
Chestnut Square	Brevard	1985	39,640	96.0%	6	1	21,000		Food Lion (9/28/2010)	Eckerd* (Dollar General)	6.88
The Galleria	Wrightsville Beach	1986, 1990	92,344	84.1%	29	10	28,000		Harris Teeter (4/5/2006)	Eckerd	9.37
Parkwest Crossing	Durham	1990	85,602	98.4%	18	2	38,052		Food Lion (12/14/2010)		9.84
Plaza North	Hendersonville	1986	47,240	94.9%	7	2	25,590		Bi-Lo (8/31/2006)	CVS Pharmacy	7.24
Providence Square	Charlotte	1973	84,780	90.9%	18	7	35,702		Harris Teeter (4/30/2006)	Eckerd	8.36
Riverview Shopping Center	Durham	1973 / 1995	132,106	88.3%	9	3	53,538		Kroger (12/31/2014)	Upchurch Drugs, Riverview Furniture	7.13
Salisbury Marketplace	Salisbury	1987	82,578	94.1%	15	2	37,308		Food Lion (2/11/2023)	CVS Pharmacy	9.12
Shelby Plaza	Shelby	1972	103,200	92.2%	7	1				Big Lots, Aaron Rents* (Hancock Fabrics)	3.13
Stanley Market Place	Stanley	1980, 1987	40,400	100.0%	3	0	28,400		Winn-Dixie (2/28/2006)	Family Dollar	5.46
Thomasville Commons	Thomasville	1991	148,754	100.0%	12	0	32,000		Ingles (9/29/2012)	Kmart, CVS Pharmacy	6.02
Willowdale Shopping Center	Durham	1986	120,984	89.3%	20	6	27,985		Harris Teeter (5/14/2004)	Carmike Cinemas, Eckerd* (Family Dollar)	8.70

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,138,070	90.5%	161	35	327,575	0			$7.17

SOUTH CAROLINA (4)
Lancaster Plaza	Lancaster	1971 / 1990	77,400	91.5%	3	1	19,200		Bi-Lo (9/30/2010)		1.44
Lancaster Shopping Center	Lancaster	1963, 1987	29,047	17.2%	1	1					6.00
North Village Center	Durham	1984	60,356	100.0%	14	0	24,806		Bi-Lo (5/31/2004)	Dollar General, Gold’s Gym	8.17
Spring Valley	Columbia	1978 / 1997	75,415	93.6%	15	2	45,070		Bi-Lo (12/31/2017)	Eckerd	9.11

TOTAL SHOPPING CENTERS SOUTH CAROLINA (4)			242,218	85.4%	33	4	89,076	0			$6.13

TENNESSEE (2)
Forrest Gallery	Tullahoma	1987	214,450	97.9%	27	2	48,780		Kroger (1/31/2008)	Wal-Mart* (Tractor Supply, Goodwill)	5.58
Smyrna Village	Smyrna	1992	83,334	87.6%	10	3	59,214		Kroger (2/29/2012)		7.97

TOTAL SHOPPING CENTERS TENNESSEE (2)			297,784	95.0%	37	5	107,994	0			$6.19

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of September 30, 2003

					number
					of tenants		Supermarket anchor

		Year	Total								Average
		built/	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

TEXAS (32)
Houston (16)
Barker Cypress	Houston	1999	66,945	97.8%	15	2	41,320		H.E.B. (01/31/2014)		$12.45
Beechcrest	Houston	1981 / 2001	90,797	100.0%	15	0	40,345		Randall’s* (Viet Ho) (6/24/2016)	Walgreens* (Dollar Store)	9.24
Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally’s Fitness	12.13
Bissonnet	Houston	1999	15,542	100.0%	8	0		63,000	Kroger	Blockbuster	14.86
Colony Plaza	Sugarland	1997	26,513	89.4%	13	2					18.53
Copperfield	Houston	1994	134,845	55.3%	28	6				JoAnn Fabrics	12.11
Forestwood	Houston	1993	88,760	98.0%	15	1	59,334		Kroger (7/31/2013)		11.28
Grogan’s Mill	The Woodlands	1986	118,493	98.0%	24	2	56,558		Randall’s* (6/24/2016)	Petco	11.93
Hedwig	Houston	1974	69,504	80.3%	12	1				Ross Dress for Less	14.67
Highland Square	Sugarland	1998	64,171	99.7%	26	1					17.26
Market at First Colony	Sugarland	1988	107,301	97.0%	34	1		62,000	Kroger	TJ Maxx, Eckerd	15.91
Mason Park	Katy	1998	160,047	74.4%	33	6		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais Royal, Petco	11.89
Mission Bend	Houston	1980 / 1999	131,575	93.1%	25	2	46,112		Randall’s (6/24/2016)		8.97
Spring Shadows	Houston	1999	102,272	97.1%	15	2	62,661		H.E.B. (4/30/2023)		9.60
Steeplechase	Jersey Village	1985	105,152	97.3%	24	2	56,208		Randall’s (6/24/2016)		11.48
Wal-Mart Stores, Inc.	Marble Falls	1985	53,571	100.0%	1	0				Wal-Mart* (Sutherland Lumber)	3.27
Dallas (13)
Green Oaks	Arlington	1983	65,091	87.1%	29	5		58,000	Kroger		10.82
Melbourne Plaza	Hurst	1983	47,517	86.3%	14	4					11.35
Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save (4/30/2020)		6.12
Parkwood	Plano	1985	81,590	94.0%	18	2		62,000	Albertsons	Planet Pizza	13.14
Plymouth Park East	Irving	1970	56,435	97.3%	9	1	42,130		Kroger (11/30/2010)		4.21
Plymouth Park North	Irving	1970	444,541	50.2%	39	19				Blockbuster, Dollar General, Thrift Store, Post Office, Chateau Theatre, Levines	7.31
Plymouth Park South	Irving	1970	49,102	74.8%	3	4				Betcha Bingo	6.44
Plymouth Park West	Irving	1970	178,930	91.7%	13	1				Bargain City	3.52
Richwood	Richardson	1984	54,872	69.7%	19	9		61,877	Albertsons	Blockbuster	13.23
Rosemeade	Carrollton	1986	51,234	67.5%	15	3		58,900	Kroger	Allure Health & Day Spa, Blockbuster	12.85
Sterling Plaza	Irving	1989	65,765	72.6%	15	1				Bank One, Irving City Library	15.75
Townsend Square	Desoto	1990	146,278	84.5%	32	6		60,349	Albertsons	Bealls, Victory Gym, Dollar General	8.89
Village by the Park	Arlngton	1988	44,538	92.4%	9	1				Petco	16.55
San Antonio (3)
Bandera Festival	San Antonio	1989	195,438	51.9%	27	7				Bealls, Eckerd* (Scrapbook Heaven), Blockbuster	10.88
Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B. (4/30/2015)		15.68
Wurzbach	San Antonio	1979	59,771	100.0%	3	0	52,957		Albertsons* (12/31/2004)		2.86
TOTAL SHOPPING CENTERS TEXAS (32)			3,108,594	81.3%	556	91	590,947	485,016			$10.42

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of September 30, 2003

					number
					of tenants		Supermarket anchor

		Year	Total								Average
		built/	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

VIRGINA (2)
Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	0	32,000		Ingles (9/25/2010)	Wal-Mart	$5.84
Waterlick Plaza	Lynchburg	1973, 1988	98,694	77.9%	19	5	30,780		Kroger (3/18/2008)	CVS Pharmacy	8.70

TOTAL SHOPPING CENTERS VIRGINIA (2)			225,535	90.3%	33	5	62,780	0			$6.92

TOTAL STABILIZED SHOPPING CENTERS (172)			18,919,945	90.1%	3,201	472	5,047,088	697,686			$9.26

DEVELOPMENTS AND REDEVELOPMENTS (8)
Cashmere	Port St. Lucie, FL		4.0 acres
CVS Plaza (f/k/a Coral Way N.E.)	Miami, FL	2003 Dev	4.0 acres
Gulf Gate Plaza	Naples, FL	1969, 1974	201,620	46.0%	14	7				Bealls Outlet, JoAnn Fabrics, Dockside Imp	6.97
Homestead	Homestead, FL	2005 Dev	12.0 acres
Miramar Outparcel	Miramar, FL	Held for sale	2.0 acres
Oakbrook	Palm Beach Gdns, FL	1974 / 2000, 2003 Redev	210,115	65.1%	18	13	44,400		Publix (10/31/2020)	Eckerd, Duffy’s, Stein Mart	12.92
Walden Woods	Plant City, FL	1985 / 1998, 2003 Redev	74,336	64.3%	10	3				Walgreens, Dollar Tree	6.91
Westridge	McDonough, GA	2004 Dev	13.5 acres

TOTAL SHOPPING CENTERS & DEVELOPMENTS (180)			19,406,016	89.2%	3,243	495	5,091,488	697,686			$9.27

OTHER PROPERTIES (2)
4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	73.7%	3	7					2.78
Mandarin Mini-storage	Jacksonville, FL	1982	52,880	98.1%	526	8
GRAND TOTAL (182)			19,647,409	89.1%	3,772	510	5,091,488	697,686

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
as of September 30, 2003

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida	76	8,876,071	1,681	222	92.3%	$84,230,258
Texas	32	3,108,594	556	91	81.3%	26,319,418
Georgia	23	2,939,994	430	73	92.0%	23,548,049
Louisiana	16	1,926,097	188	47	82.4%	9,993,861
North Carolina	12	1,138,070	161	35	90.5%	7,392,488
Arizona	3	346,656	67	9	82.6%	2,480,680
Tennessee	2	297,784	37	5	95.0%	1,751,979
Alabama	3	199,690	41	1	98.8%	1,594,839
Virginia	2	225,535	33	5	90.3%	1,410,360
South Carolina	4	242,218	33	4	85.4%	1,268,456
Mississippi	1	66,857	7	0	100.0%	382,536
Kentucky	1	38,450	9	3	91.0%	236,591

Total	175	19,406,016	3,243	495	89.2%	$160,609,515

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the three months ended September 30, 2003

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

74	143,043	1,933	$13.47	$14.16	$2,024,909
			% Increase psf	5.1%
			Net Increase (AMR)		$98,446

New Leases (effective in the third quarter)

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

112	350,742	3,132	$10.29	$3,607,676

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

71	242,819	3,420	$9.25	$2,245,068
Net Absorption	107,923	New Leases — Lost Leases
			Net Gain/(Loss) of AMR	$1,461,054
Retention Ratio	37.1%	Renewals / (Renewals + Lost Leases)

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the nine months ended September 30, 2003

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

201	458,530	2,281	$11.75	$12.23	$5,607,949
			% Increase psf	4.1%
			Net Increase (AMR)		$219,542

New Leases

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

247	804,349	3,256	$10.89	$8,761,278

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

213	886,218	4,161	$9.06	$8,033,181
Net Absorption	(81,869)	New Leases — Lost Leases
			Net Gain/Loss) of AMR	$947,639
Retention Ratio	34.1%	Renewals / (Renewals + Lost Leases)

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
as of September 30, 2003

					% of total
	Number		% of total	Annualized	annualized	Average
	of	Square	square	minimum	minimum	minimum
Tenant	stores	feet	feet	rent	rent	rent

Top ten tenants
Publix	42	1,856,064	9.6%	$13,255,590	8.3%	$7.14
Kroger	15	800,614	4.1%	5,907,532	3.7%	7.38
Winn Dixie	17	761,143	3.9%	4,949,605	3.1%	6.50
Wal-Mart	11	834,994	4.3%	3,687,045	2.3%	4.42
Kmart	7	611,416	3.2%	3,254,442	2.0%	5.32
Blockbuster	27	159,480	0.8%	2,376,721	1.5%	14.90
Eckerd	27	261,671	1.3%	2,338,094	1.5%	8.94
Food Lion/Kash n’ Karry	8	297,802	1.5%	1,948,574	1.2%	6.54
Bed Bath & Beyond	6	202,658	1.0%	1,930,031	1.2%	9.52
H.E. Butt Grocery	3	178,608	0.9%	1,793,855	1.1%	10.04

Sub-total top ten tenants	163	5,964,450	30.7%	$41,441,489	25.8%	$6.95

Remaining tenants	3,080	11,353,015	58.5%	119,168,026	74.2%	10.50

Sub-total all tenants	3,243	17,317,465	89.2%	$160,609,515	100.0%	$9.27

Vacant	495	2,088,551	10.8%	NA

Total including vacant	3,738	19,406,016	100.0%	$160,609,515	100.0%	$8.28

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
EXPIRING SQUARE FOOTAGE BY TENANT TYPE
as of September 30, 2003

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of September 30, 2003

ALL TENANTS

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	101	234,795	1.2%	$2,148,448	1.3%	$9.15
2003	192	493,668	2.5%	5,219,325	3.1%	10.57
2004	677	1,802,904	9.3%	20,188,046	12.1%	11.20
2005	673	1,882,472	9.7%	21,810,839	13.1%	11.59
2006	587	1,941,768	10.0%	22,634,361	13.6%	11.66
2007	376	1,787,344	9.2%	18,875,077	11.4%	10.56
2008	301	1,442,601	7.4%	15,585,970	9.4%	10.80
2009	61	1,044,419	5.4%	7,305,524	4.4%	6.99
2010	55	595,555	3.1%	5,603,577	3.4%	9.41
2011	41	995,273	5.1%	7,159,339	4.3%	7.19
2012	34	840,813	4.3%	6,641,706	4.0%	7.90
Thereafter	145	4,255,853	21.9%	33,102,949	19.9%	7.78

Sub-total / average	3,243	17,317,465	89.2%	$166,275,161	100.0%	$9.60

Vacant	495	2,088,551	10.8%	NA	NA	NA

Total / average	3,738	19,406,016	100.0%	$166,275,161	100.0%	$8.57

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of September 30, 2003

ANCHOR TENANTS (SF => 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	3	66,884	0.6%	$101,400	0.1%	$1.52
2003	5	118,824	1.0%	823,826	1.2%	6.93
2004	23	537,786	4.5%	3,026,353	4.2%	5.63
2005	25	506,953	4.2%	2,569,957	3.6%	5.07
2006	30	721,681	6.0%	4,498,458	6.3%	6.23
2007	36	953,679	8.0%	6,018,591	8.4%	6.31
2008	30	753,290	6.3%	4,866,168	6.8%	6.46
2009	21	904,027	7.5%	5,120,777	7.1%	5.66
2010	19	497,971	4.2%	3,709,624	5.2%	7.45
2011	21	934,311	7.8%	5,694,087	7.9%	6.09
2012	18	772,736	6.5%	5,217,674	7.3%	6.75
Thereafter	89	4,085,073	34.1%	29,987,114	41.9%	7.34
Sub-total / average	320	10,853,215	90.6%	$71,634,029	100.0%	$6.60
Vacant	38	1,122,393	9.4%	NA	NA	NA
Total / average	358	11,975,608	100.0%	$71,634,029	100.0%	$5.98

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of September 30, 2003

LOCAL TENANTS (SF < 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	98	167,911	2.3%	$2,047,048	2.2%	$12.19
2003	187	374,844	5.0%	4,395,499	4.6%	11.73
2004	654	1,265,118	17.0%	17,161,693	18.1%	13.57
2005	648	1,375,519	18.5%	19,240,882	20.3%	13.99
2006	557	1,220,087	16.4%	18,135,903	19.2%	14.86
2007	340	833,665	11.2%	12,856,486	13.6%	15.42
2008	271	689,311	9.3%	10,719,802	11.3%	15.55
2009	40	140,392	1.9%	2,184,747	2.3%	15.56
2010	36	97,584	1.3%	1,893,953	2.0%	19.41
2011	20	60,962	0.8%	1,465,252	1.5%	24.04
2012	16	68,077	0.9%	1,424,032	1.5%	20.92
Thereafter	56	170,780	2.3%	3,115,835	3.3%	18.24
Sub-total / average	2,923	6,464,250	87.0%	$94,641,132	100.0%	$14.64
Vacant	457	966,158	13.0%	NA	NA	NA
Total / average	3,380	7,430,408	100.0%	$94,641,132	100.0%	$12.74

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
as of September 30, 2003
(in thousands, except square footage data)

1)	CVS Plaza f/k/a Coral Way N.E.; Miami, Florida

We have commenced construction of a 25,000 square foot drug-store anchored shopping center at an estimated cost of $3,956 with a target completion in the first quarter of 2004. This development is located at the northeast corner of S.W. 147th Avenue and Coral Way across the street from Plaza Alegre, and is reflected as a development property.

2)	Crossroads Square f/k/a University Mall; Pembroke Pines, Florida

We have executed a ground lease with Lowe’s to accommodate their construction of a 177,000 square foot home improvement store on this property. Lowe’s will pay all the development and construction costs related to their store and the associated site area and parking. Redevelopment is currently underway to reconfigure the remainder of the property and add a 13,000 square foot drug store at an estimated cost of $5,500. The current configuration of the property is listed on the Property Status Report.

3)	Oakbrook Square; Palm Beach Gardens, Florida

This property is a 225,000 square foot shopping center anchored by Publix. Jacobson’s closed their 90,000 square foot store in October 2002. Stein Mart has executed a lease to occupy 41,000 square feet of this space and opened in the second quarter of 2003, 29,000 square feet has been leased to Homegoods and is expected to open in the second quarter of 2004 and the balance is out for leasing. Redevelopment is currently underway to reconfigure a portion of the retail space, add additional parking and develop a 6,000 square foot outparcel, all at an estimated total cost of $4,060. The reconfigured property is listed on the Property Status Report as a development property.

4)	Salerno Village; Stuart, Florida

We are redeveloping this supermarket-anchored shopping center which we purchased in May 2002. Winn Dixie, the existing supermarket, has executed a new 20-year lease for 45,802 square feet, an increase from their current 31,503 square foot store. The redevelopment will cost approximately $4,936, and is expected to be completed in the second quarter of 2004. The current configuration (pre-redevelopment) of the property is listed on the Property Status Report.

5)	Homestead; Homestead, Florida

We own a 12 acre site adjacent to a master planned community in Homestead, Florida, approximately 25 miles south of Miami. We expect to develop a supermarket-anchored shopping center on this site in 2005, but have not yet finalized the development plan or the associated budget. The land parcel is reflected as a development property.

6)	Shops at Skylake (Phase III); North Miami Beach, Florida

We plan to complete the final phase of Skylake totaling approximately 120,000 square feet in the second quarter of 2004 at an additional cost of approximately $7,500. To date, we have executed a lease with LA Fitness Sports Clubs for a 45,000 square foot health club and 30,000 square feet is out for local tenant leasing. The L.A. Fitness space is under construction, with completion targeted for the first quarter of 2004. The current configuration of the property is listed on the Property Status Report.

7)	Westridge; McDonough, Georgia

We own a 13.5 acre site adjacent to a master planned community in Henry County, Georgia. We expect to develop a supermarket anchored center on this site in late 2004, but have not yet finalized the development plan or the associated budget. The land parcel is reflected as a development property.

8)	Walden Woods; Plant City, Florida

We have reconfigured approximately 46,500 squre feet of this property to accomodate a 20,000 square foot Dollar Store, that opened in the third quarter of 2003, a 13,000 square foot Aaron Rents, that is expected to open in the fourth quarter of 2003, and 13,500 square feet of local space at an estimated cost of $844. The reconfigured property is listed on the Property Status Report as a development property.

9)	Gulf Gate; Naples, Florida

We are in the process of completely renovating this center and releasing 36,000 squre feet to accomodate Big Lots at an estimated cost of $1,017. The center is listed on the Property Status Report as a development property.

10)	Ambassador Row Courtyard; Lafayette, Louisiana

We intend to redevelop a portion of this property in the fourth quarter of 2003 at a cost of approximately $1,201. The current configuration is reflected on the Property Status Report.

11)	Cashmere; Port St. Lucie, Florida

This is a four acre site adjacent to our Cashmere Corners retail center. We expect to develop 20,000 square feet of retail space. We have not finalized the development plan or associated budget. The land parcel is reflected as a development property.

Active Development and Redevelopment Cost Summary
as of September 30, 2003

	Construction Costs

	Estimated	Funded as of	Balance to
Property	Cost	September 30, 2003	Complete

CVS Plaza	$3,956	$2,346	$1,610
Crossroads Square	5,500	4,536	964
Oakbrook Square	4,060	2,962	1,098
Salerno Village	4,936	1,059	3,877
Shops at Skylake Phase III	7,500	3,455	4,045
Walden Woods	844	798	46
Gulf Gate	1,017	29	988
Ambassador Row Courtyard	1,201	7	1,194

Total	$29,014	$15,192	$13,822

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
as of September 30, 2003
(in thousands, except square footage data)

Acquisition Activity (excluding the IRT merger)

				Square Feet/	Purchase
Date Purchased	Property Name	City	State	Acres	Price

Feb-03	Westridge - land	McDonough	GA	13.5 acres	$1,688
May-03	Spring Shadow - HEB Supermarket	Houston	TX	62,661	3,500
Jul-03	Sheridan Plaza Shopping Center	Hollywood	FL	451,294	75,325
Jul-03	Butler Creek Shopping Center	Acworth	GA	95,597	12,100
Jul-03	Bandera Out-parcel	San Antonio	TX	6,000	533
Aug-03	Presidential Markets	Atlanta	GA	396,408	47,238
Sep-03	Hunters Creek Plaza	Orlando	FL	68,032	7,446

Total					$147,830

Disposition Activity

				Square Feet/	Sales
Date Sold	Property Name	City	State	Acres	Price	Gain on Sale

Mar-03	Eckerd Melbourne	Melbourne	FL	10,908	$2,715	$177
Mar-03	Eckerd Leesburg	Leesburg	FL	12,739	4,050	326
Apr-03	Pompano Lowe's	Pompano	FL	80,697	3,400	470
May-03	Shops at Huntcrest (2 out-parcels)	Lawrenceville	GA	2.9 acres	1,686	—
Jun-03	Oak Square Joint Venture interest	Gainsville	FL	N/A	2,230	901
Sep-03	Park Place Joint Venture Interest	Plano	TX	N/A	4,434	1,209

Total					$18,515	$3,083

EQUITY ONE, INC. AND SUBSIDIARIES
JOINT VENTURE INVESTMENTS
as of September 30, 2003
(in thousands, except square footage data)

Owned joint ventures *

1)	City Centre

2)	City Centre Parcel F

Palm Beach Gardens, Florida

City Centre is a 93,565 square foot office/retail center that was 84% leased as of September 30, 2003. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $12,903 as of September 30, 2003, which matures in April 2010. This property includes a parcel of land slated for future office development which is held in a separate joint venture. Equity One owns a 50% interest in both joint ventures.

*	Equity One accounts for these two joint venture interests using the equity method as we do not consider ourselves to be in control of the major business decisions.

Sold joint ventures

1)	Park Place

Plano, Texas

On September 30, 2003, the joint venture completed the sale of this property. Our pro rata share of the gain from the sale was $1,209. Equity One received a final distribution from the partnership of $6,440.

2)	Oak Square

Gainesville, Florida

On June 30, 2003, Equity One sold its 50% interest in this joint venture, received net proceeds of $2,230 and recorded a gain of $901 on the disposition.

EQUITY ONE, INC. AND SUBSIDIARIES
STOCK PRICE AND VOLUME STATISTICS
for the three months ended September 30, 2003

*Data obtained from Yahoo Chart Services